Exhibit 10.6
EXECUTION COPY
STOCK PURCHASE AGREEMENT
          STOCK PURCHASE AGREEMENT, dated as of June 4, 2008 (this “Agreement”), by and between STH Company, Inc.-A (the “Seller”) and Jefferies Group, Inc. (the “Purchaser”).
W I T N E S S E T H :
          WHEREAS, the Seller is the owner of Four Hundred Thousand (400,000) common shares (the “Shares”), $1.00 par value, of Leucadia National Corporation, a New York corporation (the “Issuer”); and
          WHEREAS, the Shares are “Exchange Shares” as such term is defined in the Agreement and Plan of Reorganization dated February 23, 1989 (the “Plan”) between the Issuer and TLC Associates, Inc. a New York general partnership that was dissolved effective May 31, 1990, of which the Seller was a general partner; and
          WHEREAS, as Exchange Shares, the Shares are subject to registration rights as set forth in Exhibit 1 to the Plan (the “Registration Rights”); and
          WHEREAS, the Seller has agreed to sell to the Purchaser, and the Purchaser has agreed to purchase from the Seller, all of the Seller’s right, title and interest in and pertaining to the Shares for an aggregate purchase price of $19,580,000 (the “Purchase Price”), all upon the terms and conditions hereinafter set forth;
          NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, it is agreed as follows:
1. PURCHASE AND SALE
          1.1 Purchase and Sale . Subject to the terms and conditions set forth in this Agreement, the Purchaser agrees to purchase from the Seller, and the Seller agrees to sell, transfer and assign to the Purchaser, on the Closing Date (as defined below), all of the Seller’s right, interest and title in the Shares and the Registration Rights applicable to the Shares for the Purchase Price. On the Closing Date, the Purchaser shall pay the Purchase Price to the Seller by a wire transfer of immediately available funds into an account designated by such Seller.
          1.2 The Closing.
          (a) The closing of the purchase and sale of the Shares and the other transactions contemplated hereby (the “Closing”) shall take place on June 4, 2008, or such date and time as shall be mutually agreed to by the parties hereto, subject to the satisfaction or waiver of the conditions set forth in Section 4 hereof (the “Closing Date”).
          (b) At the Closing:

          (c)
               (i) the Seller shall deliver, or cause to be delivered, to the Purchaser (A) one or more stock certificates representing the Shares, duly registered in the name of the Purchaser, (B) the opinion as set forth in Section 4.1(b), (C) such documents or agreements, in such form reasonably satisfactory to Purchaser, evidencing the Issuer’s obligation to register under the Securities Act of 1933, as amended (the “Securities Act”) the resale by the Purchaser of the Shares and (D) all such other documents and instruments, if any, that are mutually determined by the Seller and the Purchaser to be necessary to effectuate the transactions contemplated by this Agreement; and
               (ii) the Purchaser shall deliver, or cause to be delivered, to the Seller (A) a wire transfer of immediately available funds into an account designated by the Seller in the amount of the Purchase Price and (B) all such other documents and instruments, if any, that are mutually determined by such Seller and the Purchaser to be necessary to effectuate the transactions contemplated by this Agreement.
2. PURCHASER’S REPRESENTATIONS AND WARRANTIES
          The Purchaser makes the following representations and warranties to the Seller, each and all of which shall survive the execution and delivery of this Agreement and the Closing hereunder:
          2.1 Authority; Binding Effect. The Purchaser has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly and validly executed and delivered by the Purchaser and (assuming the due execution and delivery thereof by the Seller) constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.
          2.2 No Conflicts. The execution and delivery by the Purchaser of this Agreement and the performance by the Purchaser of its obligations hereunder will not conflict with, constitute a default under or violate (1) any of the terms, conditions or provisions of the certificate of incorporation or by-laws of the Purchaser, (2) any of the terms, conditions or provisions of any document, agreement or other instrument to which the Purchaser is a party or by which it is bound, (3) any law or regulation applicable to the Purchaser, including but not limited to, the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (4) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on the Purchaser.
          2.3 No Consents. No consent, approval, waiver, license or authorization or other action by or filing with any governmental authority is required in connection with the execution and delivery by the Purchaser of this Agreement, the consummation by the Purchaser of the transactions contemplated hereby or the performance by the Purchaser of its obligations hereunder.

          2.4 Investment Intention; Accredited Investor. The Purchaser is an “accredited investor” (as that term is defined in Rule 501 of Regulation D under the Securities Act) and by reason of its business and financial experience, it has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of the prospective investment, is able to bear the economic risk of such investment and is able to afford a complete loss of such investment. The Purchaser is purchasing the Shares for its own account, for investment purposes and not with a view to the distribution thereof other than pursuant to an offering registered pursuant to the Securities Act or pursuant to an exemption therefrom.
          2.5 No Reliance or Solicitation. Except as are set forth in this Agreement, the Purchaser has not received any representations or warranties from the Seller or his representatives or agents concerning the Issuer, the Shares or the transaction contemplated hereby. The Purchaser is not purchasing the Shares as a result of (1) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (2) any seminar or meeting whose attendees, including the Purchaser, had been invited as a result of any of the foregoing.
          2.6 No Securities Act Registration. The Purchaser understands that the Seller may be deemed to be an “affiliate” of the Issuer (as such term is defined in Rule 144 under the Securities Act). The Purchaser understands that the Shares to be acquired by it have not been registered under the Securities Act and may not be sold or otherwise transferred without registration under the Securities Act or pursuant to an exemption from such registration requirements.
3. SELLER’S REPRESENTATIONS AND WARRANTIES
          The Seller makes the following representations and warranties to the Purchaser, each and all of which shall survive the execution and delivery of this Agreement and the Closing hereunder:
          3.1 Authority; Binding Effect. The Seller has the legal capacity to execute and deliver this Agreement and to perform the Seller’s obligations hereunder. This Agreement has been duly and validly executed and delivered by the Seller and (assuming the due execution and delivery thereof by the Purchaser) constitutes the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms.
          3.2 No Conflicts. The execution and delivery by the Seller of this Agreement and the performance by the Seller of the Seller’s obligations hereunder will not conflict with, constitute a default under or violate (1) any of the terms, conditions or provisions of any document, agreement or other instrument to which the Seller is a party or by which the Seller is bound, (2) any law or regulation applicable to the Seller, including but not limited to, the Securities Act and the Exchange Act, or (3) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on the Seller.

          3.3 No Consents. No consent, approval, waiver, license or authorization or other action by or filing with any governmental authority is required in connection with the execution and delivery by the Seller of this Agreement, the consummation by the Seller of the transactions contemplated hereby or the performance by the Seller of the Seller’s obligations hereunder, other than filings by the Seller under Section 13 and Section 16 of the Securities Exchange Act of 1934, as amended. No consent, approval, waiver, authorization or other action by the Issuer is required in connection with the execution and delivery by the Seller of this Agreement, the consummation by the Seller of the transactions contemplated hereby or the performance by the Seller of the Seller’s obligations hereunder, other than such which have been obtained by the Seller or will be obtained by the Seller on or prior to the Closing Date.
          3.4 Ownership and Transfer. The Seller is the record and beneficial owner of the Shares, free and clear of any and all liens, charges, security interests, options, claims, equitable interests, pledges, proxies, voting trusts or agreements, encumbrances, restrictions or adverse interests of any kind and of any nature whatsoever (collectively, “Liens”), except for such restrictions on transfer imposed by applicable federal or state securities laws or the certificate of incorporation of the Issuer. Upon transfer, assignment and delivery of the Shares and payment therefor in accordance with the terms of this Agreement, the Purchaser will acquire good and marketable title to such shares, free and clear of any and all Liens, except for such restrictions on transfer imposed by applicable federal or state securities laws or the certificate of incorporation of the Issuer.
4. CONDITIONS PRECEDENT
          4.1 The obligations of the Purchaser and the Seller under Section 1 hereof are subject to the following conditions:
          (a) All of the representations and warranties of the Purchaser and the Seller contained in this Agreement shall be true and correct on and as of the date hereof and on the Closing Date.
          (b) On the Closing Date the Purchaser shall have received the favorable opinion of counsel for the Seller, dated as of such Closing Date, with respect to such matters as may be reasonably requested by the Purchaser.
          (c) On the Closing Date the Purchaser shall have received such documents or agreements, in such form reasonably satisfactory to Purchaser, evidencing the Issuer’s obligation to register under the Securities Act the resale by the Purchaser of the Shares.
          (d) The Seller shall have received the Purchase Price and the Purchaser shall have received certificates for the Shares, duly registered in the name of the Purchaser.

5. MISCELLANEOUS
          5.1 Further Assurances. The Seller and the Purchaser agree to execute and deliver such other documents or agreements and to take such other action as may be necessary or desirable for the implementation of this Agreement and the consummation of the transactions contemplated hereby.
          5.2 Complete Agreement; Amendments; Waivers. This Agreement constitutes the complete agreement between the parties with respect to the subject matter hereof, supercedes any previous agreement or understanding between them relating hereto and may not be modified, altered or amended except as provided herein. This Agreement can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the party against whom enforcement of any such amendment, supplement, modification or waiver is sought. No action taken pursuant to this Agreement shall be deemed to constitute a waiver by the party taking such action or compliance with any representation, warranty, covenant or agreement contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.
          5.3 Expenses. Each party hereto shall bear its own expenses incurred in connection with the negotiation and execution of this Agreement and each other document and instrument contemplated by this Agreement and the consummation of the transactions contemplated hereby and thereby.
          5.4 Waiver Of Jury Trial. The parties hereto waive all right to trial by jury in any action or proceeding to enforce or defend any rights under the transaction documents.
          5.5 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions be consummated as originally contemplated to the fullest extent possible.

          5.6 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, successors and permitted assigns. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person or entity not a party to this Agreement. No assignment of this Agreement or of any rights or obligations hereunder may be made by the Seller or the Purchaser (by operation of law or otherwise) without the prior written consent of the other party hereto and any attempted assignment without the required consent shall be void.
          5.7 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.
          5.8 Submission to Jurisdiction; Consent to Service of Process. The Purchaser and the Seller each agrees to submit to personal jurisdiction and to waive any objection as to venue in the federal or New York State courts located in the County of New York, State of New York. Service of process on the Purchaser or the Seller in any action arising out of or relating to any of this Agreement shall be effective if mailed to such party in accordance with the provisions of Section 5.9 hereof. Nothing herein shall preclude the Purchaser or the Seller from bringing suit or taking other legal action in any other jurisdiction.
          5.9 Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally or mailed by certified mail, return receipt required, to the parties at the following addresses (or to such other address as a party may have specified by notice given to the other party pursuant to this provision):
If to the Seller, to:
STH COMPANY, INC.-A
C/O Joseph S. Steinberg, President
315 Park Avenue South
New York, New York 10010
If to the Purchaser, to:
Jefferies Group, Inc
520 Madison Avenue
New York, New York 10022
Attention: General Counsel
          5.10 Survival. All of the representations, warranties, covenants and agreements of the parties in this Agreement shall survive the Closing.

          5.11 Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.
          5.12 Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, all of which when executed and delivered shall be considered one and the same agreement.
[signature page follows]

          IN WITNESS WHEREOF, each Seller and the Purchaser have executed this Agreement as of the day and year first above written.

PURCHASER:

JEFFERIES GROUP, INC.

By: Name:	/s/ Roland T. Kelly Roland T. Kelly
Title:	Assistant Secretary

SELLER:

STH COMPANY, INC.-A

By: Name:	/s/ Joseph S. Steinberg Joseph S. Steinberg
Title:	President

EXHIBIT 1
DESCRIPTION OF REGISTRATION RIGHTS
A. Definitions.
          As used herein, the following definitions shall be applicable:
          “Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the federal securities laws.
          “NASD” shall mean the National Association of Securities Dealers, Inc.
          “Prospectus” shall mean any preliminary prospectus and final prospectus (as such may be amended or supplemented) which constitutes Part I of a Registration Statement filed with the Commission.
          “Registration Statement” shall mean the form and documents required to be filed by an issuer in connection with the registration of securities of such issuer under the Securities Act.
          “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.
          “Seller” shall mean each holder of Exchange Shares for whom securities are included or proposed to be included in a Registration Statement filed or proposed to be filed by Leucadia.
          “Transfer” shall mean any sale, pledge, assignment, encumbrance or disposition of any Exchange Shares or of any part thereof or interest therein, including an offer to transfer, whether or not such transfer would constitute a “sale” as that term is defined in section 2(3) of the Securities Act.
B. Legends.
     (1) Unless and until removed as provided in the next paragraph, each certificate evidencing Exchange Shares shall bear a legend in substantially the following form:
     “The transfer of this certificate and the shares evidenced hereby is subject to certain restrictions contained in Exhibit 1 of the Agreement and Plan of Reorganization dated February 23. 1989, and the holder of this certificate by acceptance hereof agrees to be bound by such restrictions. A copy of such Agreement and Plan of Reorganization is on file with the Secretary of Leucadia.”
          Leucadia may issue such “stop transfer” instructions to its transfer agent with respect to all or any of the Exchange Shares as it deems appropriate to prevent any violation of the provisions hereof or of the Securities Act.

     (2) Leucadia shall issue a new certificate which does not contain the legend set forth above if (i) the shares represented thereby are sold pursuant to a Registration Statement (including a current Prospectus) which has become and is effective under the Securities Act or (ii) the staff of the Commission shall have issued a “no action” letter to the effect that, or counsel acceptable to Leucadia shall have rendered its opinion (which opinion shall be acceptable to Leucadia) that, such securities may be sold without registration under the Securities Act.
C. Notice of Transfer, Opinion of Counsel.
          If a holder of Exchange Shares proposes to transfer all or a portion of such securities, such holder shall give Leucadia written notice specifying the securities involved and describing the manner in which the proposed transfer is to be made, together with either (i) an opinion of counsel satisfactory to Leucadia stating in substance that registration under the Securities Act is not required with respect to such transfer or (ii) a “no action” letter from the staff of the Commission with respect to such transfer. Following delivery of a notice accompanied by an opinion of counsel to the effect set forth above or by such a “no action” letter, such holder shall have the right to transfer, in a manner consistent with its notice to Leucadia, the Exchange Shares proposed to be transferred, unless Leucadia determines within 20 days following such delivery that registration under the Securities Act is required with respect to such proposed transfer. Such holder shall cooperate with Leucadia for the purpose of permitting such determination to be made, including, to the extent deemed necessary by Leucadia, procuring and delivering to Leucadia an investment letter signed by the proposed transferee.
D. Demand Registration.
     (1) Upon a written demand by a holder or holders of at least 250,000 Exchange Shares (or such other equivalent number of shares as may result from a reclassification, subdivision or combination of Leucadia Shares into a greater or smaller number of shares) that not less than 250,000 of such Exchange Shares be registered (which demand shall specify its intended method of disposition), Leucadia shall promptly give written notice of such demand to all other holders of Exchange Shares and shall use its best efforts to effect the registration under the Securities Act of:
     (a) the Exchange Shares which Leucadia has been demanded to register pursuant to this paragraph D for a disposition in accordance with the proposed method of disposition described in said demand; and
     (b) all other Exchange Shares the holders of which shall have made written request (stating the proposed method of disposition of such securities by prospective Seller) to Leucadia for the registration thereof within 20 days after giving of such written notice by Leucadia, all to the extent requisite to permit the disposition (in accordance with the proposed methods thereof, as aforesaid, as long as such proposed methods are consistent with the original demand) by the prospective Seller or Sellers of such securities.
     (2) Leucadia’s obligation to effect a registration hereunder is subject to the conditions that:

     (a) TLC and its transferees shall not be entitled to more than a total of five separate registration statements on Form S-2, S-3 or other comparable short form of registration statement; provided, however, that no such S-3 or comparable short form need by filed until the earlier of the 90th day after the end of any fiscal year of Leucadia or the date on which Leucadia’s audited financial statements for such fiscal year are available, nor shall more than one such form be required to be filed in any 12-month period.
     (b) Leucadia shall not be required to have a special audit of its financial statements for inclusion in such Registration Statement; but if the rules and regulations of the Commission otherwise require such a special audit, Leucadia may delay the filing or effectiveness of the Registration Statement until such time as Leucadia receives its audited financial statements for its then current fiscal year.
     (c) Leucadia shall not be required to effect any registration in accordance with paragraph D(1) hereof if (i) in the written opinion of counsel to Leucadia such registration may not be appropriately effected in light of any material pending transaction of Leucadia or its subsidiaries, or (ii) any registration of any underwritten public offering of securities made on behalf of Leucadia has become effective within ninety (90) days prior to the anticipated effective date of any registration requested pursuant to paragraph D(1) hereof.
E. General.
          If and whenever Leucadia is required by the provisions herein to use its best efforts to effect the registration of any of its securities under the Securities Act, Leucadia shall, as expeditiously as possible:
     (1) prepare and file with the Commission a Registration Statement with respect to such securities and use its best efforts to cause such Registration Statement to become and remain effective;
     (2) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the shorter of 30 days or the completion of the distribution and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement in accordance with the intended method of disposition by the Seller or Sellers thereof set forth in such Registration Statement for such period;
     (3) furnish to each Seller such number of copies of the Prospectus contained in such Registration Statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such Seller may reasonably request in order to facilitate the disposition of the securities owned by such Seller;
     (4) use its best efforts to register or qualify Exchange Shares covered by such Registration Statement under the securities or blue sky laws of such jurisdictions as the Seller shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable the Sellers to consummate the disposition in such jurisdictions of such Exchange Shares during the period provided in paragraph E(2); and

     (5) (a) notify each Seller of any Exchange Shares covered by such Registration Statement, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus contained in such Registration Statement, as then in effect, includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and (b) at the request of any such Seller prepare and furnish to such Seller a reasonable number of copies of any supplement to or amendment of such Prospectus that may be necessary so that, as thereafter delivered to the purchasers of such shares, such Prospectus shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.
F. Expenses.
          If and whenever Leucadia is required by the provisions herein to effect the registration of any Exchange Shares under the Securities Act, Leucadia shall pay all expenses arising out of or related to the preparation, filing, amendment and supplementing of a Registration Statement, including, without limitation, all legal and accounting fees, Commission filing fees, NASD filing fees, printing costs, registration or qualification fees and expenses to comply with “blue sky” or other state securities laws, the fees of other experts and any reasonable expenses or other compensation paid to the underwriters (other than those required by the next succeeding sentence to be paid by the Sellers). Each Seller shall be required to bear underwriting commissions and discounts and transfer taxes, if any, payable in connection with the sale of Exchange Shares.
G. Indemnification.
          In the event of the registration of any Exchange Shares under the Securities act pursuant to the provisions herein, Leucadia agrees to indemnify and hold harmless the Seller of such Exchange Shares, each underwriter, if any, of such Exchange Shares, and each person who controls such Seller or any such underwriter within the meaning of section 15 of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which such Seller, underwriter or controlling person may become subject under the Securities Act or the common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Exchange Shares were registered under the Securities Act, or any Prospectus or preliminary prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse such Seller, each such underwriter, and each such controlling person for any legal or any other expenses reasonably incurred by such Seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Leucadia will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such

Registration Statement, such Prospectus or preliminary prospectus or such amendment or supplement in reliance upon and in conformity with written information furnished to Leucadia by such Seller, underwriter or controlling person specifically for use in preparation thereof; and provided further, however, that this indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any such underwriter (or any person who so controls such underwriter) for any such loss, claim, damage, liability or action asserted by a person who purchased any Exchange Shares from such underwriter if a copy of the final Prospectus was not delivered or given to such person by such underwriter at or prior to the written confirmation of the sale to such person.
          In the event of the registration of any Exchange Shares under the Securities Act pursuant to the provisions hereof, each Seller of Exchange Shares agrees to indemnify and hold harmless and to use its best efforts to cause each underwriter, if any, of such Exchange Shares and each person who controls such Seller or any such underwriter within the meaning of section 15 of the Securities Act, to indemnify and hold harmless Leucadia, each person who controls Leucadia within the meaning of section 15 of the Securities Act, each of its officers who signs the Registration Statement, and each director of Leucadia from and against any and all losses, claims, damages or liabilities, joint or several, to which Leucadia, such controlling person or any such officer or director may become subject under the Securities Act or the common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Exchange Shares were registered under the Securities Act, any Prospectus or preliminary prospectus contained therein, or amendment or supplemental thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon, and in conformity with, written information furnished to Leucadia by such Seller, controlling person or underwriter, specifically for use in connection with the preparation thereof; and will reimburse Leucadia, such controlling person and each such officer and director for any legal or other expense reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.
          Promptly after receipt by an indemnified party of notice of the commencement of any action such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to such indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than pursuant to the provisions of this paragraph G. In any case such action is brought against any indemnified party, and it notifies any indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and to the extent that it may wish, jointly with any other indemnified party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than the reasonable cost of investigation.
H. Transferees.
          In the event that any of the Exchange Shares shall at any time be transferred by the holder hereof or thereof other than pursuant to an effective Registration Statement, the rights herein conferred shall extend to the transferee of such securities.